o198 STK SAI 1
                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN SMALL CAP GROWTH FUND
                             DATED SEPTEMBER 1, 1997

The Statement of Additional Information is amended as follows:

I. The first paragraph under "How Do I Buy, Sell and Exchange Shares? - Additional Information on Selling Shares" is replaced with the following paragraph:

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

II. The following replaces the Class I performance figures under "How does the Fund Measure Performance? - Total Return." The figures below have been restated to reflect the Fund's current, maximum 5.75% initial sales charge.

The average annual total return for Class I for the one- and five-year periods ended April 30, 1997, and for the period from inception (February 14, 1992) through April 30, 1997, was -5.64%, 19.17% and 17.36%, respectively.

The cumulative total return for Class I for the one- and five-year periods ended April 30, 1997, and for the period from inception (February 14, 1992) through April 30, 1997, was -5.64%, 140.36% and 130.17%, respectively.

III. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

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